                               AMENDMENT NO. 1 TO

                      MANAGEMENT AGREEMENT (INVESTOR CLASS)

         THIS AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT (INVESTOR CLASS) is made as of the 16th day of September, 2000, by and between each of the registered investment companies that have executed this Amendment below (the "Companies")
and American Century Investment Management, Inc., a Delaware corporation (the
"Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

         WHEREAS, the Companies (other than American Century Variable Portfolios
II, Inc. ("ACVPII")) and the Investment Manager are parties to a certain
Management Agreement (Investor Class) dated August 1, 1997 ("Agreement"); and

         WHEREAS, American Century Target Maturities Trust has added a new series, Target 2030 Fund; and

         WHEREAS, a new Issuer, American Century Variable Portfolios II, Inc.,
has been formed and desires to become a party to the Agreement; and

         WHEREAS, the parties desire to amend the Agreement to add the Target
2030 Fund and ACVPII as a party thereto;

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

                  1.       Exhibits A, B, C and D to the Agreement are hereby
                           amended by deleting the text thereof in their
                           entirety and inserting in lieu therefor the Exhibits
                           A, B, C and D attached hereto.

                  2.       After the date hereof, all references to the
                           Agreement shall be deemed to mean the Agreement as
                           amended by this Amendment No. 1.

                  3.       In the event of a conflict between the terms of this
                           Amendment and the Agreement, it is the intention of
                           the parties that the terms of this Amendment shall
                           control and the Agreement shall be interpreted on
                           that basis. To the extent the provisions of the
                           Agreement have not been amended by this Amendment,
                           the parties hereby confirm and ratify the Agreement.

                  4.       Except as expressly supplemented, amended or
                           consented to hereby, all of the representations,
                           warranties, terms, covenants and conditions of the
                           Agreement shall remain unamended and shall continue
                           to be in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
AMERICAN CENTURY GOVERNMENT INCOME TRUST
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
AMERICAN CENTURY INVESTMENT TRUST
AMERICAN CENTURY MUNICIPAL TRUST
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
AMERICAN CENTURY TARGET MATURITIES TRUST
AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

By:  /s/ David C. Tucker
         Name:  David C. Tucker
         Title:  Senior Vice President of each

Attest:  /s/ Janet A. Nash
         Name: Janet A. Nash
         Title:  Assistant Secretary of each

AMERICAN CENTURY INVESTMENT
         MANAGEMENT, INC.

By:  /s/ William M. Lyons
         Name:  William M. Lyons
         Title:    Executive Vice President

Attest:  /s/ Charles A. Etherington
         Name:    Charles A. Etherington
         Title:   Assistant Secretary

                                              Exhibit A

                   Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                                     Date
---------------------------------------                                     ----

American Century California Tax-Free and Municipal Funds
         California High-Yield Municipal Fund                          August 1, 1997
         California Insured Tax-Free Fund                              August 1, 1997
         California Intermediate-Term Tax-Free Fund                    August 1, 1997
         California Limited-Term Tax-Free Fund                         August 1, 1997
         California Long-Term Tax-Free Fund                            August 1, 1997
         California Municipal Money Market Fund                        August 1, 1997
         California Tax-Free Money Market Fund                         August 1, 1997

American Century Government Income Trust
         Capital Preservation Fund                                     August 1, 1997
         GNMA Fund                                                     August 1, 1997
         Government Agency Money Market Fund                           August 1, 1997
         Inflation-Adjusted Treasury Fund                              August 1, 1997
         Intermediate-Term Treasury Fund                               August 1, 1997
         Long-Term Treasury Fund                                       August 1, 1997
         Short-Term Government Fund                                    August 1, 1997
         Short-Term Treasury Fund                                      August 1, 1997

American Century International Bond Funds
         International Bond Fund                                       August 1, 1997

American Century Investment Trust
         Prime Money Market Fund                                       August 1, 1997

American Century Municipal Trust
         Arizona Intermediate-Term Municipal Fund                      August 1, 1997
         Florida Intermediate-Term Municipal Fund                      August 1, 1997
         Florida Municipal Money Market Fund                           August 1, 1997
         Intermediate-Term Tax-Free Fund                               August 1, 1997
         Limited-Term Tax-Free Fund                                    August 1, 1997
         Long-Term Tax-Free Fund                                       August 1, 1997
         High-Yield Municipal Fund                                     March 31, 1998
         Tax-Free Money Market Fund                                    August 1, 1997

Registered Investment Company and Funds                                     Date
---------------------------------------                                     ----

American Century Quantitative Equity Funds
         Equity Growth Fund                                            August 1, 1997
         Global Gold Fund                                              August 1, 1997
         Global Natural Resources Fund                                 August 1, 1997
         Income & Growth Fund                                          August 1, 1997
         Small Cap Quantitative Fund                                   July 1, 1998
         Utilities Fund                                                August 1,1997

American Century Target Maturities Trust
         Target 2000 Fund                                              August 1, 1997
         Target 2005 Fund                                              August 1, 1997
         Target 2010 Fund                                              August 1, 1997
         Target 2015 Fund                                              August 1, 1997
         Target 2020 Fund                                              August 1, 1997
         Target 2025 Fund                                              August 1, 1997
         Target 2030 Fund                                              September 16, 2000

American Century Variable Portfolios II, Inc.
         VP Prime Money Market Fund                                    September 16, 2000

Dated:  September 16, 2000

                                              Exhibit B

                                     Series Investment Categories

Investment Category                 Series
-------------------                 ------

Money Market Funds                  California Municipal Money Market Fund
                                    California Tax-Free Money Market Fund
                                    Capital Preservation Fund
                                    Florida Municipal Money Market Fund
                                    Government Agency Money Market Fund
                                    Prime Money Market Fund
                                    Tax-Free Money Market Fund
                                    VP Prime Money Market Fund

Bond Funds                          Arizona Intermediate-Term Municipal Fund
                                    California High-Yield Municipal Fund
                                    California Insured Tax-Free Fund
                                    California Intermediate-Term Tax-Free Fund
                                    California Limited-Term Tax-Free Fund
                                    California Long-Term Tax-Free Fund
                                    Florida Intermediate-Term Municipal Fund
                                    GNMA Fund
                                    High-Yield Municipal Fund
                                    Inflation-Adjusted Treasury Fund
                                    Intermediate-Term Tax-Free Fund
                                    Intermediate-Term Treasury Fund
                                    International Bond Fund
                                    Limited-Term Tax-Free Fund
                                    Long-Term Tax-Free Fund
                                    Long-Term Treasury Fund
                                    Short-Term Government Fund
                                    Short-Term Treasury Fund
                                    Target 2000 Fund
                                    Target 2005 Fund
                                    Target 2010 Fund
                                    Target 2015 Fund
                                    Target 2020 Fund
                                    Target 2025 Fund
                                    Target 2030 Fund

Investment Category                 Series
-------------------                 ------

Equity Funds                        Equity Growth Fund
                                    Global Gold Fund
                                    Global Natural Resources Fund
                                    Income & Growth Fund
                                    Small Cap Quantitative Fund
                                    Utilities Fund

Dated:  September 16, 2000

                                              Exhibit C

                        Investment Category Fee Schedules: Money Market Funds

                                          Schedule 1 Funds:
                                      Capital Preservation Fund
                                 Government Agency Money Market Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2500%
                           Next $1 billion                    0.2070%
                           Next $3 billion                    0.1660%
                           Next $5 billion                    0.1490%
                           Next $15 billion                   0.1380%
                           Next $25 billion                   0.1375%
                           Thereafter                         0.1370%

                                          Schedule 2 Funds:
                                California Tax-Free Money Market Fund
                                California Municipal Money Market Fund
                                 Florida Municipal Money Market Fund
                                      Tax-Free Money Market Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2700%
                           Next $1 billion                    0.2270%
                           Next $3 billion                    0.1860%
                           Next $5 billion                    0.1690%
                           Next $15 billion                   0.1580%
                           Next $25 billion                   0.1575%
                           Thereafter                         0.1570%

                                          Schedule 3 Funds:
                                       Prime Money Market Fund
                                      VP Prime Money Market Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3700%
                           Next $1 billion                    0.3270%
                           Next $3 billion                    0.2860%
                           Next $5 billion                    0.2690%
                           Next $15 billion                   0.2580%
                           Next $25 billion                   0.2575%
                           Thereafter                         0.2570%

                                  Category Fee Schedules: Bond Funds

                                          Schedule 1 Funds:
                                       Short-Term Treasury Fund
                                   Intermediate-Term Treasury Fund
                                       Long-Term Treasury Fund
                                California Limited-Term Tax-Free Fund
                              California Intermediate-Term Tax-Free Fund
                                  California Long-Term Tax-Free Fund
                                   California Insured Tax-Free Fund
                               Arizona Intermediate-Term Municipal Fund
                               Florida Intermediate-Term Municipal Fund
                                      Limited-Term Tax-Free Fund
                                   Intermediate-Term Tax-Free Fund
                                       Long-Term Tax-Free Fund
                                   Inflation-Adjusted Treasury Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2800%
                           Next $1 billion                    0.2280%
                           Next $3 billion                    0.1980%
                           Next $5 billion                    0.1780%
                           Next $15 billion                   0.1650%
                           Next $25 billion                   0.1630%
                           Thereafter                         0.1625%

                                          Schedule 2 Funds:
                                 California High-Yield Municipal Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3100%
                           Next $1 billion                    0.2580%
                           Next $3 billion                    0.2280%
                           Next $5 billion                    0.2080%
                           Next $15 billion                   0.1950%
                           Next $25 billion                   0.1930%
                           Thereafter                         0.1925%

                                  Category Fee Schedules: Bond Funds
                                             (continued)

                                          Schedule 3 Funds:
                                              GNMA Fund
                                      Short-Term Government Fund
                                           Target 2000 Fund
                                           Target 2005 Fund
                                           Target 2010 Fund
                                           Target 2015 Fund
                                           Target 2020 Fund
                                           Target 2025 Fund
                                           Target 2030 Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3600%
                           Next $1 billion                    0.3080%
                           Next $3 billion                    0.2780%
                           Next $5 billion                    0.2580%
                           Next $15 billion                   0.2450%
                           Next $25 billion                   0.2430%
                           Thereafter                         0.2425%

                                          Schedule 4 Funds:
                                       International Bond Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.6100%
                           Next $1 billion                    0.5580%
                           Next $3 billion                    0.5280%
                           Next $5 billion                    0.5080%
                           Next $15 billion                   0.4950%
                           Next $25 billion                   0.4930%
                           Thereafter                         0.4925%

                            Category Fee Schedules: Bond Funds (continued)

                                          Schedule 5 Funds:
                                      High-Yield Municipal Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.4100%
                           Next $1 billion                    0.3580%
                           Next $3 billion                    0.3280%
                           Next $5 billion                    0.3080%
                           Next $15 billion                   0.2950%
                           Next $25 billion                   0.2930%
                           Thereafter                         0.2925%

                                 Category Fee Schedules: Equity Funds

                                          Schedule 1 Funds:
                                          Equity Growth Fund
                                           Global Gold Fund
                                    Global Natural Resources Fund
                                         Income & Growth Fund
                                            Utilities Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.5200%
                           Next $5 billion                    0.4600%
                           Next $15 billion                   0.4160%
                           Next $25 billion                   0.3690%
                           Next $50 billion                   0.3420%
                           Next $150 billion                  0.3390%
                           Thereafter                         0.3380%

                                          Schedule 2 Funds:
                                     Small Cap Quantitative Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.7200%
                           Next $5 billion                    0.6600%
                           Next $15 billion                   0.6160%
                           Next $25 billion                   0.5690%
                           Next $50 billion                   0.5420%
                           Next $150 billion                  0.5390%
                           Thereafter                         0.5380%

Dated:  September 16, 2000

                                              Exhibit D

                                         Complex Fee Schedule

                           Complex Assets                     Fee Rate
                           --------------                     --------
                           First $2.5 billion                 0.3100%
                           Next $7.5 billion                  0.3000%
                           Next $15.0 billion                 0.2985%
                           Next $25.0 billion                 0.2970%
                           Next $50.0 billion                 0.2960%
                           Next $100.0 billion                0.2950%
                           Next $100.0 billion                0.2940%
                           Next $200.0 billion                0.2930%
                           Next $250.0 billion                0.2920%
                           Next $500.0 billion                0.2910%
                           Thereafter                         0.2900%

Dated:  September 16, 2000